                                                                    EXHIBIT 99.5


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            West Palm Beach Division

In re:                                            Chapter 11

U.S. PLASTIC LUMBER CORP.;                        Jointly Administered Under
U.S. PLASTIC LUMBER LTD., d/b/a                   Case No. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; and
U.S. PLASTIC LUMBER IP
CORPORATION,
             Debtors.            /
----------------------------------

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                   FROM DECEMBER 1, 2004 TO DECEMBER 31, 2004

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                       STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                       Counsel for Debtors
                                       Charles A. Postler (Fla. Bar #455318)
                                       110 East Madison Street, Suite 200
                                       Tampa, Florida 33602
                                       Phone:   (813) 229-0144
                                       Fax:     (813) 229-1811

                                       and

                                       RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                       Local Counsel for Debtors
                                       848 Brickell Avenue, Suite 1100
                                       Miami, Florida 33131
                                       Phone:   (305) 379-3121
                                       Fax:     (305) 379-4119
  Debtor's Address
  and Telephone No.
  2300 Glades Road                     By: /s/ Lisa M. Schiller
  #440W                                    -------------------------------------
  Boca Raton, FL 33431                     LISA M. SCHILLER
  Phone:  (561) 394-3511                   Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING DECEMBER 1, 2004 AND ENDING DECEMBER 31, 2004

Case No. 04-33579 U.S. Plastic Lumber Corp.

                                                             Period
                                                           12/1-12/31          Cumulative
                                                           ----------          ----------
CASH ON HAND AT BEGINNING OF PERIOD                        $       --          $  120,979

RECEIPTS
Borrowings from DIP Loan                                           --             675,000
Collections of A/R                                                 --                  --
Other Receipts (incl Interco with Ltd.)                                         2,169,011
                                                           ----------          ----------
TOTAL RECEIPTS                                                     --           2,844,011
                                                           ----------          ----------
TOTAL CASH AVAILABLE                                               --           2,964,990
                                                           ----------          ----------

US Trustee Quarterly Fees                                          --                  --
Net Payroll                                                        --             199,903
Payroll Taxes Paid                                                 --               6,439
Sales and Use Taxes                                                --                  --
Other Taxes                                                        --                  --
Rent                                                               --               7,131
Other Leases                                                       --                  --
Telephone                                                          --              32,762
Utilities                                                          --                  --
Travel & Entertainment                                             --              24,206
Vehicle Expenses                                                   --                  --
Office Supplies                                                    --               8,190
Advertising                                                        --                  --
Insurance - Medical/Health                                         --             159,586
Insurance - General Liability/Property/D&O                         --             800,932
Purchases of Fixed Assets                                          --                  --
Purchases of Inventory                                             --                  --
Manufacturing Supplies                                             --                  --
Payments to Professionals                                          --                 650
Repairs & Maintenance                                              --              10,162
Payment to Secured Creditors                                       --                  --
Bank Charges                                                       --              16,420
Other Operating Expenses (incl Interco with Ltd.)                  --           1,698,609
                                                           ----------          ----------
TOTAL CASH DISBURSEMENTS                                           --           2,964,990
                                                           ----------          ----------
ENDING CASH BALANCE                                        $       --          $       --
                                                           ----------          ----------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

January 19, 2005                       /s/ Daniel R. Smith
                                       -----------------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:   US Plastic Lumber Corp       Case Number:
                  ----------------------
                                               04-33579 BKC-PGH

Reporting Period beginning   12/1/04   and ending    12/31/04
                             -------                 --------

ACCOUNTS RECEIVABLE AT PETITION DATE:
                                      ------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                                             0
                                                                ----------------
PLUS:  Current Month New Billings                                      0
                                                                ----------------
LESS:  Collection During the Month                                     0
                                                                ----------------
Disc/Allow                                                             0
                                                                ----------------
End of Month Balance                                                   0
                                                                ----------------

--------------------------------------------------------------------------------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days        31-60 Days          61-90 Days        Over 90 Days      Total


--------------------------------------------------------------------------------



NOT APPLICABLE

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  US Plastic Lumber Corp       Case Number:
                 ----------------------
                                              04-33579 BKC-PGH

Reporting Period beginning     12/1/04                           12/31/04
                               -------                           --------

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

Date              Days
Incurred          Outstanding       Vendor         Description           Amount
--------          -----------       ------         -----------           ------

ATTACHED

--------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)                         0
                                                                ----------------
     PLUS:  New Indebtedness Incurred This Month                       0
                                                                ----------------
     LESS:  Amount Paid on Prior Accounts Payable                      0
                                                                ----------------
     Ending Month Balance                                              0
                                                                ----------------

--------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                Number          Total
                                                of Post         Amount of
Secured          Date                           Petition        Post Petition
Creditor/        Payment         Payment        Payments        Payments
Lessor           Due             Amount         Vendor          Description
------           -------         -------        --------        --------------

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:   US Plastic Lumber Corp       Case Number:
                  ----------------------
                                               04-33579 BKC-PGH

Reporting Period beginning     12/1/04                             12/31/04
                               -------                             --------

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE:                                     N/A
                                                                ----------------

INVENTORY RECONCILIATION

     Inventory Balance at Beginning of Month                           0
                                                                ----------------
     Inventory Purchased During Month (+Mrer)                          0
                                                                ----------------
     Inventory Used or Sold                                            0
                                                                ----------------
     Inventory on Hand at End of Month                                 0
                                                                ----------------

METHOD OF COSTING INVENTORY:  N/A
                              --------------------------------------------------

--------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  N/A
                                                  ------------------------------
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):  N/A
                                        ----------------------------------------

--------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month                           0
                                                                ----------------
         LESS:  Depreciation Expense                                   0
                                                                ----------------
         PLUS:  New Purchases                                          0
                                                                ----------------
Ending Monthly Balance                                                 0
                                                                ----------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE
REPORTING PERIOD:  N/A
                   -------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:  US Plastic Lumber Corp       Case Number:
                 ----------------------
                                              04-33579 BKC-PGH

Reporting Period beginning                     and ending
                            -----------------             -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                            BRANCH
               -----------------------            -----------------------------

ACCOUNT NAME:
               -----------------------------------------------------------------

ACCOUNT NUMBER:
                ----------------------------------------------------------------

PURPOSE OF ACCOUNT:
                    ------------------------------------------------------------

     Beginning Balance                                                 0
                                                                ----------------
     Total of Deposits Made
                                                                ----------------
     Total Amount of Checks Written
                                                                ----------------
     Service Charges
                                                                ----------------
     Closing Balance                                                   0
                                                                ----------------

Number of First Check Written this Period
                                           --------------------------

Number of Last Check Written this Period
                                           --------------------------

Total Number of Checks Written this Period
                                           --------------------------

                              INVESTMENT ACCOUNTS

Type of Negotiable
Instrument               Face Value     Purchase Price     Date of Purchase
------------------       ----------     --------------     ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:   US Plastic Lumber Corp       Case Number:
                  ----------------------
                                               04-33579 BKC-PGH

Reporting Period beginning      12/1/04  and ending  12/31/04
                                -------              --------

NAME OF BANK:                             BRANCH
               ------------------------           ------------------------------

ACCOUNT NAME:
              ------------------------------------------------------------------

ACCOUNT NUMBER:
                ----------------------------------------------------------------

PURPOSE OF ACCOUNT:
                    ------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

Date          Check Number               Payee           Purpose         Amount
----          ------------               -----           -------         ------



NOT APPLICABLE

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor:  US Plastic Lumber Corp       Case Number:
                 ----------------------
                                              04-33579 BKC-PGH

Reporting Period beginning      12/1/04     and ending    12/31/04
                                -------                   --------

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

Date                    Bank               Description                  Amount
----                    ----               -----------                  ------

SEE ATTACHED


--------------------------------------------------------------------------------


                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed
                                     Period
------------------------------------         -----------------------------------

Name of                  Date
Taxing                   Payment
Authority                Due                    Description            Amount
---------                -------                -----------            ------

Attachment 6  Monthly Tax Report
US Plastic Lumber LTD - 04-33579

Payroll Taxes          Paid
ADP                    3-Dec               $  403.76
ADP                    10-Dec              $      --
ADP                    17-Dec              $  403.74
ADP                    24-Dec              $      --
ADP                    30-Dec              $  346.17
                                           ---------

                       Total               $1,153.67

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor:    US Plastic Lumber Corp       Case Number:
                   ----------------------
                                                04-33579 BKC-PGH

Reporting Period beginning     12/1/04    and ending     12/31/04
                               -------                   --------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner        Title                 Amount Paid
------------------------        -----                 ------------
Dale Berg                       Asst Treasurer        $6,538 (thru Ltd 04-33580)



--------------------------------------------------------------------------------

PERSONNEL REPORT

                                                    Full Time       Part Time
                                                    ---------       ---------

Number of employees at beginning of period              0               0
                                                    ---------       ---------
Number hired during the period                          0               0
                                                    ---------       ---------
Number terminated during the period                     0               0
                                                    ---------       ---------
Number of employees at end of period                    0               0
                                                    ---------       ---------


--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

               Agent &                                                 Date
               Phone                      Coverage      Expiration     Premium
Carrier        Number      Policy No.     Type          Date           Due
-------        -------     ----------     --------      ----------     -------



SEE ATTACHED

                                  ATTACHMENT 8

                 SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33579 BKC-PGH

NONE














We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

IN RE:                                      CHAPTER 11

U.S. PLASTIC LUMBER CORP.;                  JOINTLY ADMINISTERED UNDER
U.S. PLASTIC LUMBER LTD., d/b/a             CASE NO. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; AND
U.S. PLASTIC LUMBER IP
CORPORATION,
            DEBTORS.             /

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                   FROM DECEMBER 1, 2004 TO DECEMBER 31, 2004

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                       STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                       Counsel for Debtors
                                       Charles A. Postler (Fla. Bar #455318)
                                       110 East Madison Street, Suite 200
                                       Tampa, Florida 33602
                                       Phone: (813) 229-0144
                                       Fax:   (813) 229-1811

                                       And

                                       RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                       Local Counsel for Debtors
                                       848 Brickell Avenue, Suite 1100
                                       Miami, Florida 33131
                                       Phone: (305) 379-3121
                                       Fax:   (305) 379-4119

Debtor's Address
and Telephone No.
2300 Glades Road                       By:  /s/ Lisa M. Schiller
#440W                                      -------------------------------------
Boca Raton, FL 33431                        LISA M. SCHILLER
Phone: (561) 394-3511                       Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING DECEMBER 1, 2004 AND ENDING DECEMBER 31, 2004 Case No. 04-33580 U.S. Plastic Lumber Ltd.

                                                        Period
                                                      12/1-12/31     Cumulative
                                                      ----------     ----------
CASH ON HAND AT BEGINNING OF PERIOD                   $  471,375     $  626,860

RECEIPTS
Borrowings from DIP Loan                                 386,946        711,946
Collections of A/R                                       660,120      5,004,484
Other Receipts (incl Interco with Ltd.)                   27,268      1,973,308
                                                      ----------     ----------
TOTAL RECEIPTS                                         1,074,333      7,689,737
                                                      ----------     ----------
TOTAL CASH AVAILABLE                                   1,545,708      8,316,597
                                                      ----------     ----------

US Trustee Quarterly Fees                                     --         16,250
Net Payroll                                              255,317      1,802,261
Payroll Taxes Paid                                        60,517        223,678
Sales and Use Taxes                                           --             --
Other Taxes                                                   --             --
Rent                                                      45,421        233,028
Other Leases                                                 609         21,738
Telephone                                                 14,357         56,294
Utilities                                                139,676        559,450
Travel & Entertainment                                    14,453         72,212
Vehicle Expenses                                              --             --
Office Supplies                                            3,589         14,074
Advertising                                                   --             --
Insurance - Medical/Health                                44,814        104,058
Insurance - General Liability/Property/D&O               196,330        590,774
Purchases of Fixed Assets                                  4,600         35,843
Purchases of Inventory                                   346,368      1,723,324
Manufacturing Supplies                                        --         78,900
Payments to Professionals                                 21,605         40,788
Repairs & Maintenance                                    151,534        307,340
Payment to Secured Creditors                              30,412         99,202
Bank Charges                                               3,208         10,274
Other Operating Expenses (incl Interco with Ltd.)          3,028      2,117,242
                                                      ----------     ----------
TOTAL CASH DISBURSEMENTS                               1,335,837      8,106,726
                                                      ----------     ----------
ENDING CASH BALANCE                                   $  209,872        209,871
                                                      ----------     ----------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

January 19, 2004                                /s/ Daniel R. Smith
                                               --------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 12/1/04 and ending 12/31/04

ACCOUNTS RECEIVABLE AT PETITION DATE: __________________________________________

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                          1,127,594
                                                    ---------
PLUS: Current Month New Billings                      757,501
                                                    ---------
LESS: Collection During the Month                    (579,973)
                                                    ---------
Disc/Allow                                            (13,904)
                                                    ---------
End of Month Balance                                1,291,218
                                                    ---------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days        31-60 Days        61-90 Days         Over 90 Days         Total
---------        ----------        ----------         ------------         -----

ATTACHED

US PLASTIC LUMBER
ACCOUNTS RECEIVABLE SUMMARY
AS OF DECEMBER 31, 2004

   PLANT     TOTAL A/R  0-30 DAYS  31-44 DAYS  45-59 DAYS  60-89 DAYS  90+ DAYS
-----------  ---------  ---------  ----------  ----------  ----------  ---------
OCALA, FL       66,018    29,654           0          0      (2,245)     38,608
CHICAGO, IL  1,225,200   619,300     221,988    157,937      71,639     154,336

             ---------   -------     -------    -------      -------    -------
TOTAL        1,291,218   648,954     221,988    157,937      69,394     192,944
PERCENT                     50.3%       17.2%      12.2%        5.4%       14.9%

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 12/1/04 and ending 12/31/04

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

  Date               Days
Incurred          Outstanding          Vendor         Description         Amount
--------          -----------          ------         -----------         ------

ATTACHED

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):
  Opening Balance (total from prior report)                     403,751
                                                             ----------
  PLUS: New Indebtedness Incurred This Month                  1,221,510
                                                             ----------
  LESS: Amount Paid on Prior Accounts Payable                (1,129,863)
                                                             ----------
  Ending Month Balance                                          495,398
                                                             ----------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                   Number             Total
                                                  of Post            Amount of
 Secured            Date                          Petition         Post Petition
Creditor/         Payment         Payment         Payments           Payments
 Lessor             Due            Amount          Vendor          Description
---------         -------         -------         --------         -------------

ATTACHED

US PLASTIC LUMBER
ACCOUNTS PAYABLE SUMMARY
AS OF DECEMBER 31, 2004

   PLANT     TOTAL A/R  0-30 DAYS  31-44 DAYS  45-59 DAYS  60-89 DAYS  90+ DAYS
-----------  ---------  ---------  ----------  ----------  ----------  ---------
OCALA, FL      29,275    (26,232)     6,338       3,186       7,874     38,109
CHICAGO, IL   267,303     59,790     55,452      35,540      92,984     23,537
LTD           198,820    158,389        983       2,296       7,309     29,843

              -------    -------     ------      ------     -------     ------
TOTAL         495,398    191,947     62,772      41,022     108,168     91,489
PERCENT                     38.7%      12.7%        8.3%       21.8%      18.5%

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: US Plastic Lumber Ltd Case Number:
                                      04-33580 BKC-PGH

Reporting Period beginning 12/1/04 12/31/04

                               INVENTORY REPORT

INVENTORY BALANCE PETITION DATE: _______________________________________________

INVENTORY RECONCILIATION:
   Inventory Balance at Beginning of Month               1,349,115
                                                        ----------
   Inventory Purchased During Month (+Mrer)              2,427,302
                                                        ----------
   Inventory Used or Sold                               (2,566,156)
                                                        ----------
   Inventory on Hand at End of Month                     1,210,261
                                                        ----------

METHOD OF COSTING INVENTORY: ___________________________________________________

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: Undetermined
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):  N/A

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month             44,589,827
                                                         ----------
    LESS: Depreciation Expense                             (269,969)
                                                         ----------
    PLUS: New Purchases                                           0
                                                         ----------
Ending Monthly Balance                                   44,319,858
                                                         ----------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE REPORTING
PERIOD: Tool/die for extruder

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 12/1/04 and ending 12/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH __________________________________________

ACCOUNT NAME:  US Plastic Lumber Ltd.

ACCOUNT NUMBER:  xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                               40,886
                                              --------
Total of Deposits Made                         712,450
                                              --------
Total Amount of Checks Written                (673,241)
                                              --------
Service Charges
                                              --------
Closing Balance                                 80,075
                                              --------

Number of First Check Written this Period  _______________________

Number of Last Check Written this Period   _______________________

Total Number of Checks Written this Period _______________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument       Face Value         Purchase Price          Date of Purchase
------------------   ----------         --------------          ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning ___________________ and ending ______________________

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: City National Bank BRANCH ________________________________________

ACCOUNT NAME: American Pacific Financial Corp Trust Account

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                                267,008
                                                 -------
Total of Deposits Made                           673,262
                                                 -------
Total Amount of Checks Written                  (835,000)
                                                 -------
Service Charges                                     (990)
                                                 -------
Closing Balance                                  104,280
                                                 -------

Number of First Check Written this Period  _______________________

Number of Last Check Written this Period   _______________________

Total Number of Checks Written this Period _______________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument       Face Value         Purchase Price          Date of Purchase
------------------   ----------         --------------          ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:  US Plastic Lumber Ltd. Case Number:
                                        04-33580 BKC-PGH

Reporting Period beginning 12/1/04 and ending 12/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH _____________________________________________

ACCOUNT NAME: US Plastic Lumber Ltd. - Payroll

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Payroll-Ltd

Beginning Balance                                 3,904
                                               --------
Total of Deposits Made                          150,212
                                               --------
Total Amount of Checks Written                 (150,212)
                                               --------
Service Charges
                                               --------
Closing Balance                                   3,904
                                               --------

Number of First Check Written this Period  ADP

Number of Last Check Written this Period   _________________________

Total Number of Checks Written this Period _________________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument       Face Value         Purchase Price          Date of Purchase
------------------   ----------         --------------          ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning ____________________ and ending _____________________

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH _____________________________________________

ACCOUNT NAME: US Plastic Lumber Ltd. - Main Concentration

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Ltd.

Beginning Balance                          159,581
                                        ----------
Total of Deposits Made                   1,196,868
                                        ----------
Total Amount of Checks Written          (1,334,836)
                                        ----------
Service Charges
                                        ----------
Closing Balance                             21,613
                                        ----------

Number of First Check Written this Period  ADP

Number of Last Check Written this Period   ________________________

Total Number of Checks Written this Period ________________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument       Face Value         Purchase Price          Date of Purchase
------------------   ----------         --------------          ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 12/1/04 and ending 12/31/04

NAME OF BANK: _______________________________ BRANCH ___________________________

ACCOUNT NAME: __________________________________________________________________

ACCOUNT NUMBER: ________________________________________________________________

PURPOSE OF ACCOUNT: ____________________________________________________________

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

Date            Check Number           Payee           Purpose           Amount
----            ------------           -----           -------           ------

SEE ATTACHED

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 12/1/04 and ending 12/31/04

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

Date                Bank                  Description                  Amount
----                ----                  -----------                  ------

SEE ATTACHED

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed
________________________ Period ________________________________________________

 Name of                  Date
 Taxing                 Payment
Authority                 Due               Description               Amount
---------               -------             -----------               ------

ATTACHMENT 6 MONTHLY TAX REPORT
US PLASTIC LUMBER LTD - 04-33580

Payroll Taxes          Paid
-------------         ------
ADP                   3-Dec        $ 15,479.19
ADP                   10-Dec       $  5,950.17
ADP                   17-Dec       $ 16,205.64
ADP                   24-Dec       $  5,761.21
ADP                   30-Dec       $ 15,769.67
                                   -----------

                      Total        $59,165.88

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 12/1/04 and ending 12/31/04

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner           Title            Amount Paid
------------------------           -----            -----------
NONE

PERSONNEL REPORT

                                               Full Time       Part Time
Number of employees at beginning of period        90               0
                                               -----           -----
Number hired during the period                     4               0
                                               -----           -----
Number terminated during the period                6               0
                                               -----           -----
Number of employees at end of period              88               0
                                               -----           -----

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

             Agent &                                                       Date
              Phone                      Coverage       Expiration       Premium
Carrier      Number      Policy No.        Type            Date            Due
-------      -------     ----------      --------       ----------       -------

SEE ATTACHED

                                  ATTACHMENT 8

                 SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33580 BKC-PGH

NONE

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before _________________________________________.